SAFETY-KLEEN CORP. SEVERANCE AGREEMENT PARTICIPANTS

Hyman K. Bielsky        Senior Vice President/General Counsel
James L. Breece         Vice President Technical
Donald W. Brinckman     Chief Executive Officer
Roy D. Bullinger        Senior Vice President Business Management and
                        Marketing
Robert J. Burian        Senior Vice President Human Resources
Andrew A. Campbell      Senior Vice President, Finance and Chief Financial
                        Officer
Michael H. Carney       Senior Vice President Marketing Services
Glenn R. Casbourne      Vice President Engineering and Oil Recycle Operations
Joseph Chalhoub         President and Chief Operating Officer
David A. Dattilo        Senior Vice President Sales and Service
Lawrence G. Davenport   Vice President Information Services and Chief
                        Information Officer
Scott E. Fore           Senior Vice President Environment, Health & Safety
F. Henry Habicht, II    Senior Vice President Corporate Development
Scott D. Krill          Assistant General Counsel and Secretary
Ulisse Marini           Vice President Solvent Recycle Operations
Clyde R. Phillips       Vice President Sales Eastern Division
Clark J. Rose           Senior Vice President, Operations
Laurence M. Rudnick     Treasurer
Clifford J. Schulz      Controller